Exhibit 2.2
SCHEDULE OF FORMS
13 OCTOBER 2006
COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124
and
ASB FINANCE LIMITED, LONDON BRANCH
as Issuers
and
ASB BANK LIMITED
as Guarantor
(in the case of Notes issued by
ASB Finance Limited, London Branch)
U.S.$35,000,000,000
Euro Medium Term Note Programme
ALLEN & OVERY
Allen & Overy LLP

This Schedule contains the forms of Global Notes, Definitive Notes, Receipts, Coupons, Talons and Terms and Conditions agreed between Commonwealth Bank of Australia (CBA), ASB Finance Limited, London Branch (ASB Finance and, together with CBA, the Issuers), ASB Bank Limited (the Guarantor) Deutsche Bank AG, London Branch as issuing and principal paying agent (the Agent), Deutsche Bank Luxembourg S.A. as registrar (the Registrar), Deutsche Bank AG, London Branch, Deutsche Bank Luxembourg S.A. and Credit Suisse as paying agents and as transfer agents (together the Paying Agents and the Transfer Agents, respectively), The Law Debenture Trust Corporation p.l.c. as trustee (the Trustee) and Citigroup Global Markets Limited, Commonwealth Bank of Australia, Credit Suisse First Boston (Europe) Limited, Deutsche Bank AG, London Branch, Dresdner Bank AG London Branch, HSBC Bank plc, J.P. Morgan Securities Ltd., Lehman Brothers International (Europe), Merrill Lynch International, Morgan Stanley & Co. International Limited, Nomura International plc and UBS Limited (together, the Dealers) as envisaged in the Trust Deed originally dated 28 October 1992 and as amended, supplemented, modified and restated between the Issuers and the Trustee, the Amended and Restated Agency Agreement dated 13 October 2006 between the Issuers, the Guarantor, the Trustee, the Agent, the Registrar and the other Paying Agents and Transfer Agents and the Amended and Restated Programme Agreement dated 13 October 2006 between the Issuers, the Guarantor and the Dealers each entered into in connection with the Issuers’ U.S.$35,000,000,000 Euro Medium Term Note Programme.

PART 1
FORM OF TEMPORARY GLOBAL NOTE
ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF SUCH CODE.
[THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 9), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 9)]1
[COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124
(the Issuer)
(Incorporated in Australia with limited liability)]2
[ASB FINANCE LIMITED, LONDON BRANCH
(the Issuer)
(Incorporated in New Zealand with limited liability)]2
[unconditionally and irrevocably guaranteed by
ASB BANK LIMITED
(the Guarantor)
(Incorporated in New Zealand with limited liability)]2
TEMPORARY GLOBAL NOTE
representing
[title of Tranche of Notes]
This Note is a temporary global note without interest coupons in respect of a duly authorised issue of Notes (the Notes) denominated in the currency, having a nominal amount and maturing as specified in the Final Terms (a copy of which is attached hereto). This Global Note represents Notes, in the denomination(s) specified in the Final Terms, of the Issuer constituted by a Trust Deed dated 28 October 1992 (as modified and/or restated from time to time, the Trust Deed) made between, inter alios, the Issuer[, the Guarantor] and The Law Debenture Trust Corporation p.l.c. as trustee (the Trustee) for the holders of the Notes. References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in Part 8 of the Schedule of Forms dated 13 October 2006 relating to the Issuer’s Euro Medium Term Note Programme (the Schedule of Forms) as amended by the information set out in the Final Terms and, in the event of any conflict between the provisions of the Conditions and the information set out in the Final Terms, the latter will prevail. Words and expressions defined in the Conditions or used in the Final Terms shall have the same meanings in this Global Note.

[1]	Delete if the Issuer is Commonwealth Bank of Australia.

[2]	Delete as appropriate.

Reference is hereby made to the Trust Deed for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the trustee for the time being thereof, the Issuer, [the Guarantor,] the holders of the Notes (including this Global Note) and of the Coupons, Talons and Receipts (if any) appertaining to the Notes in definitive bearer form.
For value received the Issuer, subject to and in accordance with the Conditions and the Trust Deed, promises to pay to the bearer hereof either (i) if Instalment Dates and Instalment Amounts are specified in the Final Terms, on each Instalment Date the relevant Instalment Amount due in respect of each of the Notes then represented by this Global Note or (ii) if a Maturity Date is specified in the Final Terms, on the Maturity Date the amount payable on redemption of the Notes then represented by this Global Note the amount payable on redemption of the Notes then represented by this Global Note, or in any such case on such earlier date as the Notes may become due and repayable in accordance with the Conditions and the Trust Deed the amount so due and repayable on the Notes then represented by this Global Note, and to pay interest (if any) on the paid up nominal amount of the Notes from time to time represented by this Global Note in all cases calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the offices of Deutsche Bank AG, London Branch (the Agent) at Winchester House, 1 Great Winchester Street, London EC2N 2DB or at the offices of any of the other paying agents located outside Australia from time to time appointed by the Issuer in respect of the Notes, but in each case subject to the requirements as to certification provided herein. On any payment of interest being made details of such payment shall be entered by or on behalf of the Issuer in Part I of Schedule One hereto and the relevant space in Part I of Schedule One hereto recording such payment shall be signed by or on behalf of the Issuer. On any payment of an Instalment Amount being made details of such payment shall be entered by or on behalf of the Issuer in Part II of Schedule One hereto and the relevant space in Part II of Schedule One hereto recording any such payment shall be signed by or on behalf of the Issuer. Upon any such payment of an Instalment Amount the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the Instalment Amount so paid.
On any redemption or purchase and cancellation of any of the Notes represented by this Global Note details of such redemption or purchase and cancellation shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such redemption or purchase and cancellation shall be signed by or on behalf of the Issuer. Upon any such redemption or purchase and cancellation the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount so redeemed or purchased and cancelled.
Prior to the Exchange Date (as defined below), all payments (if any) on this Global Note will only be made to the bearer hereof to the extent that there is presented to the Agent by Clearstream Banking, société anonyme (Clearstream, Luxembourg) or Euroclear Bank S.A./N.V., (Euroclear) a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular nominal amount of the Notes (as shown by its records) a certificate of non-US beneficial ownership in the form required by it. After the Exchange Date the holder of this Global Note will not be entitled to receive any payment of interest hereon.
Not earlier than (a), in the case of (i) and (ii) below, the first day following the expiry of a period of 40 days’ after the issue of the Notes and (b), in the case of (iii) below, the expiry of not less than 30 days’ written notice to the Agent from the holder (given, where applicable, through Euroclear or Clearstream, Luxembourg) (each the Exchange Date) and, in each case if this Global Note is issued in respect of an issue of Partly Paid Notes, only if the final instalment on all outstanding Notes has been paid, this Global Note may be exchanged in whole or in part (free of charge) for either (i) if the Final Terms so indicates, security printed Definitive Notes in bearer form (substantially in the form set out in Part III of the Schedule of Forms) in the denomination(s) specified in the Final Terms or (ii) if the Final Terms so indicates, an interest in a Permanent Global Note (substantially in the form set out in Part 2 of the Schedule of Forms) or (iii) if the Final Terms so indicates, Definitive Notes in registered form (substantially in the form set out in Part 7 of the Schedule of Forms) in the denomination(s) specified in the Final Terms in each case upon presentation of this Global Note by the bearer hereof at the offices in London of the Agent (or at such other place outside the

United States of America and the Commonwealth of Australia and their respective territories and possessions as the Agent may agree). Any Definitive Notes in bearer form or, as the case may be, the Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Global Note in respect of which there shall have been presented to the Agent by Euroclear or Clearstream, Luxembourg a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular nominal amount of the Notes (as shown by its records) a certificate of non-US beneficial ownership in the form required by it. If Definitive Notes in bearer form have already been issued in exchange for all the Notes represented for the time being by the Permanent Global Note because Euroclear and/or Clearstream, Luxembourg do not regard such Permanent Global Note as fungible with such Definitive Notes, then this Global Note may only thereafter be exchanged for Definitive Notes in bearer form pursuant to the terms hereof.
On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent. On an exchange of part only of this Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such exchange shall be signed by or on behalf of the Issuer. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Global Note, further Notes represented by this Global Note are to be exchanged pursuant to this paragraph for interests in a Permanent Global Note, such exchange may be effected, without the issue of a new Permanent Global Note, by the Issuer or its agent endorsing Schedule Two of the Permanent Global Note previously issued to reflect an increase in the aggregate nominal amount of such Permanent Global Note by an amount equal to the aggregate nominal amount of the new Permanent Global Note which would otherwise have been issued on such exchange.
Until the exchange of the whole of this Global Note as aforesaid, this Global Note shall in all respects be entitled to the same benefits as the Definitive Notes or, as the case may be, Permanent Global Note for which it may be exchanged and shall be entitled to the benefit of and be subject to the Trust Deed, except that the holder of this Global Note shall not (unless, upon due presentation of this Global Note for exchange, either (i) delivery of the appropriate number of Definitive Notes (together, in the case of Definitive Notes in bearer form, with the Coupons, Receipts and/or Talons appertaining thereto) is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date or (ii) exchange for an interest in the Permanent Global Note is not validly effected by the relevant payment date) be entitled to receive any payment of interest hereon.
If this Global Note is issued in respect of an issue of Partly Paid Notes, the Issuer is entitled to accept payment of the instalments of the Issue Price of any Note specified in Part III of Schedule One to this Global Note at any time after the due date for payment thereof. No payment made after the due date shall be accepted unless accompanied by a further payment representing interest accrued at the rate of 2 per cent. per annum above the rate payable on the Notes since the due date for the instalment calculated from, and including, the due date to, but excluding, the date of actual payment. Any payments of instalments of the Issue Price accepted after the due date shall be treated as having been made on the due date. The Issuer may at any time after 30 days’ after the due date elect (without giving published notice) not to accept payment of instalments of the Issue Price whereupon the Issuer shall be entitled to forfeit any Notes in respect of which it shall not have received instalments and accrued interest and to retain previous instalments of the Issue Price previously paid on such Notes and shall be discharged from any obligations to repay such instalments or to pay interest thereon for any period and the relevant portion of this Global Note shall be cancelled and the paid up nominal amount reduced accordingly. Details of payments of instalments and Notes forfeited shall be endorsed by or on behalf of the Issuer on Part III of Schedule One to this Global Note. Upon any such payment of an instalment or forfeiture the nominal amount of this Global Note and the Notes represented by this Global Note shall be increased or, as the case may be, reduced by the amount of the instalment paid or the nominal amount of Notes so forfeited, respectively.
Each person who is for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be treated by the Issuer, [the Guarantor,] the Trustee and any Paying Agent as the holder of such nominal amount of Notes for all purposes other than with respect to payments on the Notes for which purpose the bearer of this Global Note shall be treated by the Issuer, [the Guarantor,] the Trustee and any Paying Agent as the holder of such Notes in accordance with and subject to the terms of this Global Note and the Trust Deed.
No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.
This Global Note is governed by, and shall be construed in accordance with, English law.
This Global Note shall not become valid for any purpose unless and until the Certificate of Authentication hereon has been signed by an authorised signatory on behalf of Deutsche Bank AG, London Branch as Agent.
IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.
Dated:
[Commonwealth Bank of Australia/ASB Finance Limited, London Branch]3
By:
[By:                                         ]4

[3]	Amend as appropriate.

[4]	Two signatories required for ASB Finance.

CERTIFICATE OF AUTHENTICATION
This is a Temporary Global Note
referred to in, and entitled to
the benefits of, the above mentioned
Trust Deed.
Deutsche Bank AG, London Branch

By:		By:
	Duly Authorised		Duly Authorised
Notes for Agent:
Attach copy of Final Terms

Schedule One
PART 1
INTEREST PAYMENTS

Confirmation of
Interest payment		Total amount Of	Amount of Interest	payment by or on
date	Date of Payment	interest payable	Paid	behalf of the Issuer

First

Second
[continue numbering until the total number of interest payment dates for the particular Tranche of Notes is reached]

PART II
PAYMENTS OF INSTALMENTS OF REDEMPTION MONIES

Remaining
nominal
				amount of this	Confirmation
				Global Note	of payment by
	Date of	Instalment		following	or on behalf of
Instalment date	Payment	amount payable	Amount paid	payment	the Issuer

First

Second
[continue numbering until the total number of instalment payment dates for the particular Tranche of Notes is reached]

PART III
PAYMENTS OF INSTALMENTS OF ISSUE PRICE

Increase/decrease
in paid up
nominal
amount of this
				Global Note	Confirmation
				following	of payment or
	Total amount		Nominal	payment of an	forfeiture by or
	of instalment	Amount of	amount of	instalment or	on behalf of the
Instalment date	payable	instalment paid	Notes forfeited	forfeiture	Issuer

First [ ]

Second [ ]
[continue numbering and completing the amounts payable in the second column until the total number of instalment payment dates for the particular Tranche of Notes is reached]

Schedule Two
SCHEDULE OF EXCHANGES
FOR NOTES REPRESENTED BY A PERMANENT GLOBAL NOTE OR DEFINITIVE NOTES
OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS
The following exchanges of a part of this Global Note for Notes represented by a Permanent Global Note or Definitive Notes or redemptions or purchases and cancellations have been made:

Part of nominal amount
of this Global Note
	exchanged for Notes	Remaining nominal
	represented by a	amount of this Global
	Permanent Global Note	Note following such
Date of exchange or	or Definitive Notes or	exchange or redemption
redemption or purchase	redeemed or purchased	or purchase and	Notation made by or on
and cancellation	and cancelled	cancellation	behalf of the Issuer

PART 2
FORM OF PERMANENT GLOBAL NOTE
ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF SUCH CODE.
[THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 9), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 9)]5
[COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124
(the Issuer)
(Incorporated in Australia with limited liability)]6
[ASB FINANCE LIMITED, LONDON BRANCH
(the Issuer)
(Incorporated in New Zealand with limited liability)]6
[unconditionally and irrevocably guaranteed by
ASB BANK LIMITED
(the Guarantor)
(Incorporated in New Zealand with limited liability)]6
PERMANENT GLOBAL NOTE
representing
[title of Tranche of Notes]
This Note is a permanent Global Note without interest coupons in respect of a duly authorised issue of Notes (the Notes) denominated in the currency, having a nominal amount and maturing as specified in the Final Terms (a copy of which is attached hereto). This Global Note represents Notes, in the denomination(s) specified in the Final Terms, of the Issuer constituted by a Trust Deed dated 28 October 1992 (as modified and/or restated from time to time, the Trust Deed) made between, inter alios, the Issuer[, the Guarantor] and The Law Debenture Trust Corporation p.l.c. as trustee (the Trustee) for the holders of the Notes. References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in Part 8 of the Schedule of Forms dated 13 October 2006 relating to the Issuer’s Euro Medium Term Note Programme (the Schedule of Forms) as amended by the information set out in the Final Terms and, in the event of any conflict between the provisions of the Conditions and the information set out in the Final Terms, the latter will prevail. Words and expressions defined in the Conditions or used in the Final Terms shall have the same meanings in this Global Note.

[5]	Delete if the Issuer is Commonwealth Bank of Australia.

[6]	Delete as appropriate.

Reference is hereby made to the Trust Deed for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the trustee for the time being thereof, the Issuer, [the Guarantor,] the holders of the Notes (including this Global Note) and of the Coupons, Talons and Receipts (if any) appertaining to the Notes in definitive bearer form.
For value received the Issuer, subject to and in accordance with the Conditions and the Trust Deed, promises to pay to the bearer hereof either (i) if Instalment Dates and Instalment Amounts are specified in the Final Terms, on each Instalment Date the relevant Instalment Amount due in respect of each of the Notes then represented by this Global Note or (ii) if a Maturity Date is specified in the Final Terms, on the Maturity Date the amount payable on redemption of the Notes then represented by this Global Note the amount payable on redemption of the Notes then represented by this Global Note, or in any such case on such earlier date as the Notes may become due and repayable in accordance with the Conditions and the Trust Deed the amount so due and repayable on the Notes then represented by this Global Note, and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note in all cases calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the offices of Deutsche Bank AG, London Branch (the Agent) at Winchester House, 1 Great Winchester Street, London EC2N 2DB or at the offices of any of the other paying agents located outside Australia from time to time appointed by the Issuer in respect of the Notes. On any payment of interest being made details of such payment shall be entered by or on behalf of the Issuer in Part I of Schedule One hereto and the relevant space in Part I of Schedule One hereto recording such payment shall be signed by or on behalf of the Issuer. On any payment of an Instalment Amount being made details of such payment shall be entered by or on behalf of the Issuer in Part II of Schedule One hereto and the relevant space in Part II of Schedule One hereto recording any such payment shall be signed by or on behalf of the Issuer. Upon any such payment of an Instalment Amount the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the Instalment Amount so paid.
On any redemption or purchase and cancellation of any of the Notes represented by this Global Note details of such redemption or purchase and cancellation shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such redemption or purchase and cancellation shall be signed by or on behalf of the Issuer. Upon any such redemption or purchase and cancellation the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount so redeemed or purchased and cancelled.
The Notes represented by this Global Note were originally represented by a Temporary Global Note. Unless such Temporary Global Note was exchanged in whole on the issue hereof, such Temporary Global Note may be further exchanged, on the terms and conditions set out therein, for this Global Note. If any such exchange occurs following the issue hereof, the Issuer or its agent shall endorse Schedule Two hereto to reflect the increase in the aggregate nominal amount of this Global Note due to each such exchange, whereupon the nominal amount hereof shall be increased for all purposes by the amount so exchanged and endorsed.
This Global Note may be exchanged in whole but not in part for security printed Definitive Notes in bearer form (substantially in the form of Part 3 of the Schedule of Forms) in the denominations specified in the Final Terms either, as specified in the applicable Final Terms:
(a)	upon at least 45 days’ written notice expiring at least 30 days after the Exchange Date (as defined in the Temporary Global Note referred to above) from the holders of interests in this Global Note to Euroclear Bank S.A./N.V. (Euroclear) or Clearstream Banking, société anonyme (Clearstream, Luxembourg); or

(b)	only upon the occurrence of an Exchange Event.

An Exchange Event means:
(i)	the Issuer has been notified that both Euroclear and Clearstream, Luxembourg have been closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or have announced an intention permanently to cease business or have in fact done so and no successor clearing system satisfactory to the Trustee is available; or

(ii)	the Issuer has or will become subject to adverse tax consequences which would not be suffered were the Notes represented by this Global Note to be in definitive form.
If this Global Note is only exchangeable following the occurrence of an Exchange Event:
(A)	the Issuer will promptly give notice to Noteholders in accordance with Condition 16 upon the occurrence of an Exchange Event; and
(B)	in the event of the occurrence of any Exchange Event, Euroclear and/or Clearstream, Luxembourg (acting on the instructions of any holder of an interest in this Global Note) or the Trustee may give notice to the Agent requesting exchange and, in the event of the occurrence of an Exchange Event as described in (ii) above, the Issuer may also give notice to the Agent requesting exchange. Any such exchange shall occur no later than 60 days after the date of receipt of the first relevant notice by the Agent.
If Euroclear and Clearstream, Luxembourg do not regard Notes which continue to be represented by this Global Note as fungible with Definitive Notes issued in part exchange for this Global Note, then the first notice referred to in the next sentence given to the Agent by Euroclear and/or Clearstream, Luxembourg shall give rise to the issue of Definitive Notes for the total amount of Notes represented by this Global Note. Subject as aforesaid and to at least 35 days’ written notice being given to the Agent by Euroclear or Clearstream, Luxembourg, this exchange will be made upon presentation of this Global Note by the bearer hereof on any day (other than a Saturday) on which banks are open for general business in London at the offices of the Agent at the address aforesaid. The aggregate nominal amount of Definitive Notes issued upon an exchange of this Global Note will be equal to the aggregate nominal amount of this Global Note submitted by the bearer hereof for exchange (to the extent that such nominal amount does not exceed the aggregate nominal amount of this Global Note, as adjusted, as shown in Schedule Two hereto). On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent. On an exchange of part only of this Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such exchange shall be signed by or on behalf of the Issuer.
Until the exchange of the whole of this Global Note as aforesaid, this Global Note shall in all respects be entitled to the same benefits as the Definitive Notes for which it may be exchanged and shall be entitled to the benefits of and be subject to the Trust Deed.
Each person who is for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be treated by the Issuer, [the Guarantor,] the Trustee and any Paying Agent as the holder of such nominal amount of Notes for all purposes other than with respect to payments on the Notes for which purpose the bearer of this Global Note shall be treated by the Issuer, [the Guarantor,] the Trustee and any Paying Agent as the holder of such Notes in accordance with and subject to the terms of this Global Note and the Trust Deed.

No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.
This Global Note is governed by, and shall be construed in accordance with, English law.
This Global Note shall not become valid for any purpose unless and until the Certificate of Authentication hereon has been signed by an authorised signatory on behalf of Deutsche Bank AG, London Branch as Agent.
IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.
Dated:
[Commonwealth Bank of Australia/ASB Finance Limited, London Branch]7
By:
[By:                                         ]8

[7]	Amend as appropriate.

[8]	Two signatories required for ASB Finance.

CERTIFICATE OF AUTHENTICATION
This is a Permanent Global Note
referred to in, and entitled to
the benefits of, the
above mentioned Trust Deed.
Deutsche Bank AG, London Branch

By:		By:
	Duly Authorised		Duly Authorised
Notes for Agent:
Attach copy of Final Terms

Schedule One
PART 1
INTEREST PAYMENTS

Confirmation of
Interest payment		Total amount of	Amount of interest	payment by or on
date	Date of payment	interest payable	paid	behalf of the Issuer

First

Second
[continue numbering until the total number of interest payment dates for the particular Tranche of Notes is reached]

PART II
PAYMENTS OF INSTALMENTS OF REDEMPTION MONIES

Remaining
nominal
				amount of this	Confirmation
				Global Note	of payment by
	Date of	Instalment		following	or on behalf of
Instalment date	Payment	amount payable	Amount paid	payment	the Issuer

First

Second
[continue numbering until the total number of instalment payment dates for the particular Tranche of Notes is reached]

Schedule Two
SCHEDULE OF EXCHANGES OR REDEMPTIONS OR PURCHASES AND
CANCELLATIONS
The following exchanges or redemptions or purchases and cancellations affecting the nominal amount of this Global Note have been made:

Remaining nominal
	Nominal amount of this	amount of this Global
	Global Note exchanged	Note following such
Date of exchange or	for Definitive Notes or	exchange or redemption
redemption or purchase	redeemed or purchased	or purchase and	Notation made by or on
and cancellation	and cancelled	cancellation	behalf of the Issuer

PART 3
FORM OF DEFINITIVE NOTE IN BEARER FORM

00	000000	[ISIN]	00	000000
ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF SUCH CODE.
[THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 9), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 9)]1
The nominal amount of this Note is [specify currency and denomination].
[COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124
(the Issuer)
(Incorporated in Australia with limited liability)]2
[ASB FINANCE LIMITED, LONDON BRANCH
(the Issuer)
(Incorporated in New Zealand with limited liability)]2
[unconditionally and irrevocably guaranteed by
ASB BANK LIMITED
(the Guarantor)
(Incorporated in New Zealand with limited liability)]2
[Title of Securities]
This Note is one of a duly authorised series of notes (the Notes) of the Issuer issued as of the date, denominated in the currency, having the nominal amount and maturing on the date specified in the Final Terms endorsed hereon all constituted by a Trust Deed dated 28 October 1992 (as modified and/or restated from time to time, the Trust Deed) and made between the Issuer[, the Guarantor] and The Law Debenture Trust Corporation p.l.c. as trustee (the Trustee) for the holders of the Notes. References herein to the Conditions shall be to the Terms and Conditions endorsed hereon as amended by the information set out in the Final Terms and, in the event of any conflict between the provisions of the Conditions and the information in the Final Terms, the latter will prevail.
For value received, the Issuer, subject to and in accordance with the Conditions and the Trust Deed, promises to pay to the bearer either (i) if Instalment Dates and Instalment Amounts are specified in the Final Terms, on each Instalment Date the relevant Instalment Amount or (ii) if a Maturity Date is specified in the Final

[1]	Delete if the Issuer is Commonwealth Bank of Australia.

[2]	Delete as appropriate.

Terms, on the Maturity Date the amount payable on redemption of this Note the amount payable on redemption of this Note, or in any such case on such earlier date as the Notes may become due and repayable in accordance with the Conditions and the Trust Deed the amount so due and repayable, and to pay interest (if any) on the nominal amount of this Note from time to time outstanding in all cases calculated and payable as provided in the Conditions and the Trust Deed together with any other sums payable under the Conditions.
Neither this Note nor any Coupon, Talon or Receipt appertaining hereto shall become valid for any purpose unless and until the Certificate of Authentication hereon has been signed by an authorised signatory on behalf of Deutsche Bank AG, London Branch as Agent.
IN WITNESS whereof the Issuer has caused this Note to be signed manually or in facsimile on its behalf.
Dated: [     ]
[Commonwealth Bank of Australia/ASB Finance Limited, London Branch]3
By:
[By:                                         ]4
This is one of the Definitive
Notes in bearer form referred to in,
and entitled to the benefits of, the
above mentioned Trust Deed.
Deutsche Bank AG, London Branch

By:		By:

	Duly Authorised		Duly Authorised

[3]	Delete as appropriate.

[4]	Two signatories required for ASB Finance.

Final Terms
[Agreed form of Final Terms to be set out]
(Reverse of Note)
Terms and Conditions
[Terms and Conditions to be as set out in
Part 8 of the Schedule of Forms]
AGENT
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB
England
PAYING AND TRANSFER AGENTS

Deutsche Bank AG, London Branch	Deutsche Bank Luxembourg S.A.
Winchester House	2 Boulevard Konrad Adenauer
1 Great Winchester Street	L 1115 Luxembourg
London EC2N 2DB	Luxembourg
England
Credit Suisse
Paradeplatz 8
8001 Zurich
Switzerland

PART 4
Part A
FORM OF COUPON
(On the front)
ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF SUCH CODE.
[COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124]1
[ASB FINANCE LIMITED, LONDON BRANCH]1
[Title of Securities]
Part B
For Fixed Rate Notes:
Coupon for [     ] due on [     ] [20[   ]]
This Coupon is payable to bearer (subject to the Terms and Conditions endorsed on the Note to which this Coupon appertains, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note [, and under which this Coupon may become void before its due date]*) at any specified office of the Agent or any of the other Paying Agents set out on the reverse hereof (or any other Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).
[*Include for certain Index Linked Interest Notes or Dual Currency Notes where Conditions so provide.]

[1]	Delete as appropriate.

Part C
For Floating Rate Notes or other Notes where the interest amount payable is not determinable at the time of printing the Coupon:
Coupon for the amount due in accordance with the Terms and Conditions of the said Notes on the Interest Payment Date falling in [     ] [20[ ]].
This Coupon is payable to bearer (subject to the Terms and Conditions endorsed on the Note to which this Coupon appertains, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note, and under which this Coupon may become void before its due date) at any specified office of the Agent or any of the other Paying Agents set out on the reverse hereof (or any other Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).
[Commonwealth Bank of Australia/ASB Finance Limited, London Branch]2
By:
[By:                                         ]3

00	0000	[ISIN]	00	000000

[2]	Amend as appropriate.

[3]	Two signatories required for ASB Finance.

(On the reverse)
AGENT
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB
England
PAYING AGENTS

Deutsche Bank AG, London Branch	Deutsche Bank Luxembourg S.A.
Winchester House	2 Boulevard Konrad Adenauer
1 Great Winchester Street	L 1115 Luxembourg
London EC2N 2DB	Luxembourg
England
Credit Suisse
Paradeplatz 8
8001 Zurich
Switzerland

PART 5
FORM OF TALON
(On the front)
ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF SUCH CODE.
[COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124]1
[ASB FINANCE LIMITED, LONDON BRANCH]1
[Title of Securities]
On and after [          ] [     ] further Coupons [and a further Talon] appertaining to the Note to which this Talon appertains will be issued at the specified office of the Agent or any of the Paying Agents set out on the reverse hereof (or any other Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders) upon production and surrender of this Talon. This Talon may, in certain circumstances, become void under the Terms and Conditions endorsed on the Note to which this Talon appertains.
[Commonwealth Bank of Australia/ASB Finance Limited, London Branch]2
By:
[By:                                         ]3

[1]	Delete as appropriate.

[2]	Amend as appropriate.

[3]	Two signatories required for ASB Finance.

(On the reverse)
AGENT
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB
England
PAYING AGENTS

Deutsche Bank AG, London Branch	Deutsche Bank Luxembourg S.A.
Winchester House	2 Boulevard Konrad Adenauer
1 Great Winchester Street	L 1115 Luxembourg
London EC2N 2DB	Luxembourg
England
Credit Suisse
Paradeplatz 8
8001 Zurich
Switzerland

PART 6
FORM OF RECEIPT
(On the front)
ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF SUCH CODE.
[COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124]1
[ASB FINANCE LIMITED, LONDON BRANCH]1
[Title of Securities]
Receipt for the sum of [     ] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt appertains (the Conditions) on [     ].
This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of the Agent or any of the Paying Agents set out on the reverse hereof (or any other Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).
This Receipt must be presented for payment together with the Note to which it appertains. The Issuer shall have no obligation in respect of any Receipt presented without the Note to which it appertains or any unmatured Receipts.
[Commonwealth Bank of Australia/ASB Finance Limited, London Branch]2
By:
[By:                                         ]3

[1]	Delete as appropriate.

[2]	Amend as appropriate.

[3]	Two signatories required for ASB Finance.

(On the reverse)
AGENT
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB
England
PAYING AGENTS

Deutsche Bank AG, London Branch	Deutsche Bank Luxembourg S.A.
Winchester House	2 Boulevard Konrad Adenauer
1 Great Winchester Street	L 1115 Luxembourg
London EC2N 2DB	Luxembourg
England
Credit Suisse
Paradeplatz 8
8001 Zurich
Switzerland

PART VII
[THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 9), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 9)]1
PART 7
FORM OF DEFINITIVE NOTE IN REGISTERED FORM
[CURRENCY AND AMOUNT OF NOTE]                    Serial No: [     ]
[COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124
(the Issuer)
(Incorporated in Australia with limited liability)]2
[ASB FINANCE LIMITED, LONDON BRANCH
(the Issuer)
(Incorporated in New Zealand with limited liability)]2
[unconditionally and irrevocably guaranteed by
ASB BANK LIMITED
(the Guarantor)
(Incorporated in New Zealand with limited liability)]2
[Title of Securities]
This Note is one of a duly authorised series of notes (the Notes) of the Issuer issued as of the date, denominated in the currency, having the nominal amount and maturing on the date specified in the Final Terms attached hereto all constituted by a Trust Deed dated 28 October 1992 (as modified and/or restated from time to time, the Trust Deed) made between, inter alios, the Issuer[, the Guarantor] and The Law Debenture Trust Corporation p.l.c. as trustee (the Trustee) for the holders of the Notes. References herein to the Conditions shall be to the Terms and Conditions endorsed hereon as amended by the information set out in the Final Terms and, in the event of any conflict between the provisions of the Conditions and the information in the Final Terms, the latter will prevail.
THIS IS TO CERTIFY that
is/are the registered holder(s) of this Note and is/are entitled to receive, subject to and in accordance with the Conditions and the Trust Deed, either (i) if Instalment Dates and Instalment Amounts are specified in the Final Terms, on each Instalment Date the relevant Instalment Amount or (ii) if a Maturity Date is specified in the Final Terms, on the Maturity Date the amount payable on redemption of this Note the amount payable on redemption of this Note, or in any such case on such earlier date as the Notes may become due and repayable in accordance with the Conditions and the Trust Deed the amount so due and repayable, and to

[1]	Delete if the Issuer is Commonwealth Bank of Australia.

[2]	Delete as appropriate.

receive interest (if any) on the nominal amount of this Note from time to time outstanding or, in the case of Partly Paid Notes, the paid up nominal amount in all cases calculated and payable as provided in the Conditions and the Trust Deed together with any other sums payable under the Conditions.
IN WITNESS whereof the Issuer has caused this Note to be signed manually or in facsimile on its behalf.
Dated: [     ]
[Commonwealth Bank of Australia/ASB Finance Limited, London Branch]3
By:
[By:                                         ]4
Final Terms

[3]	Amend as appropriate.

[4]	Two signatories required for ASB Finance.

Terms and Conditions
[Terms and Conditions to be as set out in
Part 8 of the Schedule of Forms]

AGENT	REGISTRAR

Deutsche Bank AG, London Branch	Deutsche Bank Luxembourg S.A.
Winchester House	2 Boulevard Konrad Adenauer
1 Great Winchester Street	L 1115 Luxembourg
London EC2N 2DB	Luxembourg
England
TRANSFER AGENTS

Deutsche Bank Luxembourg S.A.	Credit Suisse
2 Boulevard Konrad Adenauer	Paradeplatz 8
L-1115 Luxembourg	8001 Zurich
Luxembourg	Switzerland

FORM OF TRANSFER OF REGISTERED NOTE
FOR VALUE RECEIVED the undersigned sell(s), assign(s) and transfer(s) to:

(Please print or type name and address (including postal code) of transferee)
___nominal amount of this Note and all rights under this Note, irrevocably constituting and appointing ___ ___ as attorney to transfer the nominal amount of this Note in the register maintained by [Commonwealth Bank of Australia/ASB Finance Limited, London Branch]1 with full power of substitution.

Signature(s)

Date:
NOTES:
1.	This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions endorsed on the Note to which this form of transfer relates and must be executed under the hand of the transferor or, if the transferor is a corporation, this form of transfer must be executed either under its common seal or executed under the hand of two of its officers duly authorised in writing and, in the latter case, the document so authorising the officers must be delivered with this form of transfer.
2.	In each case the signature(s) must be guaranteed by a commercial bank.
3.	The signature(s) on this form of transfer must correspond with the name(s) of the registered holder(s) as it/they appear(s) on the face of this Note in every particular, without alteration or enlargement or any change whatever.

[1]	Amend as appropriate.

PART 8
TERMS AND CONDITIONS OF THE NOTES
(to be inserted once in final form)

13 October 2006
These are the agreed forms of Temporary Global Note, Permanent Global Note, Definitive Note in bearer form, Coupon, Talon, Receipt, Definitive Note in registered form and Terms and Conditions.
Commonwealth Bank of Australia
By:
ASB Finance Limited, London Branch
By its attorneys:
Signed in the presence of:
ASB Bank Limited
By its attorneys:
Signed in the presence of:
The Law Debenture Trust Corporation p.l.c.
By:
Deutsche Bank AG, London Branch
for itself, the Registrar and the other Paying Agents and Transfer Agents
By:                     By:
UBS Limited
for itself and the other Dealers
(save for Commonwealth Bank of Australia)
By:                     By:
Commonwealth Bank of Australia
(as Dealer)
By: